LETTER OF TRANSMITTAL

                            SUNBEAM CORPORATION

                             OFFER TO EXCHANGE

      COMMON STOCK AND 11% SENIOR SECURED SUBORDINATED NOTES DUE 2011

          PURSUANT TO THE OFFERING CIRCULAR, DATED JULY 11, 2000,

                       FOR ALL ISSUED AND OUTSTANDING

      ZERO COUPON CONVERTIBLE SENIOR SUBORDINATED DEBENTURES DUE 2018

------------------------------------------------------------------------------

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 7, 2000, UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

------------------------------------------------------------------------------


               The Exchange Agent for the Exchange Offer is:
                  AMERICAN STOCK TRANSFER & TRUST COMPANY

  By Regular or Certified Mail:              By Facsimile:                By Overnight Courier or Hand:
                                  (Eligible Guarantor Institutions Only)
     American Stock Transfer                                                 American Stock Transfer
         & Trust Company                    (718) 234-5001                       & Trust Company
   40 Wall Street, 46th Floor                                              40 Wall Street, 46th Floor
       New York, NY  10005              To Confirm by Telephone                New York, NY  10005
      Attention:  Joe Wolf             or for Information Call:               Attention:  Joe Wolf

                                             (718) 921-8200

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR ZERO DEBENTURES.

        By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Offering Circular, dated July 11, 2000 (the "Offering Circular"), of Sunbeam Corporation ("Sunbeam") and this Letter of Transmittal. The Offering Circular, together with this Letter of Transmittal, constitutes Sunbeam's offer to exchange up to 34, 238,000 shares of common stock, par value $.01 per share, of Sunbeam ("Sunbeam Common Stock") and an aggregate principal amount at maturity of up to $348,422,000 of Sunbeam's 11% Senior Secured Subordinated Notes due 2011 (the "Secured Notes") for up to all of Sunbeam's issued and outstanding Zero Coupon Convertible Senior Subordinated Debentures due 2018 (the "Zero Debentures"). This Exchange Offer is being extended to all holders of the Zero Debentures.

        If you decide to tender your Zero Debentures, and we accept the Zero Debentures, this will constitute a binding agreement between you and Sunbeam, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Unless you comply with the procedures described in the Offering Circular under the caption "The Exchange Offer - Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

o tender your Zero Debentures by sending the certificates for your Zero Debentures, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

o tender your Zero Debentures by using the book-entry transfer procedures described in the Offering Circular under the caption "The Exchange Offer - Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

In order for a book-entry transfer to constitute a valid tender of your Zero Debentures in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Zero Debentures into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

        DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        If you are a holder of the Zero Debentures and wish to tender your Zero Debentures in the Exchange Offer, but (1) the Zero Debentures are not immediately available, (2) time will not permit your Zero Debentures or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender the Zero Debentures by following the procedures described in the Offering Circular under the caption "The Exchange Offer - Guaranteed Delivery Procedures."

        Only registered holders of the Zero Debentures - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Zero Debentures - are entitled to tender their Zero Debentures for exchange in the Exchange Offer. If you are a beneficial owner whose Zero Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Zero Debentures in the Exchange Offer, you should promptly contact the person in whose name the Zero Debentures are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Zero Debentures, you must either make appropriate arrangements to register ownership of the Zero Debentures in your name or obtain a properly completed bond power from the person in whose name the Zero Debentures are registered.

        YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED HOLDER OF ZERO DEBENTURES - WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE ZERO DEBENTURES - AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR ZERO DEBENTURES TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR ZERO DEBENTURES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

        In order to properly complete this Letter of Transmittal, you must:
(1) complete the box entitled "Description of Zero Debentures Tendered,"
(2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Zero Debentures Tendered" and signing below, you will have tendered your Zero Debentures for exchange on the terms and conditions described in the Offering Circular and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.


                  NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

 BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF THE ZERO DEBENTURES

------------------------------------------------------------------------------
                  DESCRIPTION OF ZERO DEBENTURES TENDERED
    NAME AND ADDRESS
  OF REGISTERED HOLDER               1                2              3
------------------------------------------------------------------------------
                                                  AGGREGATE
                                                  PRINCIPAL
                                                    AMOUNT        PRINCIPAL
                                                 AT MATURITY       AMOUNT
                                CERTIFICATE        OF ZERO       AT MATURITY
                                 NUMBER(S)*      DEBENTURE(S)    TENDERED**
                             -------------------------------------------------

                             -------------------------------------------------

                             -------------------------------------------------

                             -------------------------------------------------
                               TOTAL:
------------------------------------------------------------------------------
*       Need not be completed by holders who tender by book-entry transfer.

** Zero Debentures tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount at maturity and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Zero Debentures represented by the certificate(s) listed in column 1. See
        Instruction 4.
------------------------------------------------------------------------------

                  BOXES BELOW TO BE CHECKED AS APPLICABLE

------------------------------------------------------------------------------
|_|     CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR ZERO DEBENTURES
        IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
|_|     CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR ZERO DEBENTURES
        HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

        Certificate Number(s)               __________________________________
        Principal Amount(s) at Maturity Represented___________________________

        You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Zero Debentures. (See Instruction 12)

------------------------------------------------------------------------------




                            BOXES BELOW TO BE CHECKED AS APPLICABLE


        SPECIAL ISSUANCE INSTRUCTIONS                      SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS 1, 5 AND 6)                     (SEE INSTRUCTIONS 1, 5 AND 6)

TO BE COMPLETED ONLY IF SECURED NOTES AND SUNBEAM          TO BE COMPLETED ONLY IF SECURED NOTES AND SUNBEAM
COMMON STOCK OR ZERO DEBENTURES NOT TENDERED OR            COMMON STOCK OR ZERO DEBENTURES NOT TENDERED OR
EXCHANGED ARE TO BE ISSUED IN THE NAME OF SOMEONE          EXCHANGED ARE TO BE DELIVERED TO SOMEONE OTHER THAN
OTHER THAN THE REGISTERED HOLDER OF THE ZERO DEBENTURES    THE REGISTERED HOLDER OF THE ZERO DEBENTURES
WHOSE NAME(S) APPEAR BELOW                                 WHOSE NAME(S) APPEAR(S) BELOW OR TO THE
                                                           REGISTERED HOLDER AT AN ADDRESS OTHER THAN THAT
                                                           SHOWN BELOW


|_|    Secured Note(s) and Sunbeam Common Stock to:   |_|     Secured Note(s) and Sunbeam Common Stock to:
|_|    Zero Debenture(s) to:                          |_|     Zero Debenture(s) to:

Name ___________________________________________      Name ___________________________________________
                (PLEASE PRINT)                                    (PLEASE PRINT)

Address__________________________________________     Address__________________________________________

_________________________________________________     _________________________________________________
                   (ZIP CODE)                                        (ZIP CODE)

Telephone Number (   )    -                           Telephone Number (   )    -
                _________________________________     _________________________________________________

_________________________________________________     _________________________________________________
  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)            (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
            (SEE INSTRUCTION 9)                                    (SEE INSTRUCTION 9)

------------------------------------------------------------------------------
|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ZERO DEBENTURES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Holder(s)______________________________________
        Window Ticket Number (if any)________________________________________
        Date of Execution of Notice of Guaranteed Delivery___________________ Name of Institution Which Guaranteed Delivery________________________

               If delivered by Book-Entry Transfer, complete the following:

        Name of Tendering Institution________________________________________
        Account Number_______________________________________________________
        Transaction Code Number______________________________________________

------------------------------------------------------------------------------

          BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

------------------------------------------------------------------------------
|_| CHECK HERE IF TENDERED ZERO DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE
        DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution________________________________________
        Account Number_______________________________________________________
        Transaction Code Number______________________________________________
------------------------------------------------------------------------------

------------------------------------------------------------------------------
|_| CHECK HERE IF THE ZERO DEBENTURES THAT ARE NOT TENDERED OR NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DEPOSITORY TRUST
        COMPANY ACCOUNT NUMBER INDICATED ABOVE.
------------------------------------------------------------------------------




Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, as described in the Offering Circular and this Letter of Transmittal, I hereby tender to Sunbeam Corporation the aggregate principal amount at maturity of the Zero Debentures described above in the box entitled "Description of Zero Debentures Tendered" in exchange for 17 shares of Sunbeam Common Stock and $173.00 principal amount at maturity of Secured Notes for each $1,000 principal amount at maturity of Zero Debentures tendered for exchange.

        Subject to and effective upon the acceptance for exchange of all or any portion of the Zero Debentures tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer - including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment - I hereby sell, assign and transfer to, or upon the order of, Sunbeam all right, title and interest in and to the Zero Debentures tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact - with full knowledge that the Exchange Agent is also acting as the agent of Sunbeam in connection with the Exchange Offer - with respect to the tendered Zero Debentures, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular, to (1) deliver certificates for the tendered Zero Debentures to Sunbeam together with all accompanying evidences of transfer and authenticity to, or upon the order of, Sunbeam, upon receipt by the Exchange Agent, as my agent, of the Secured Notes to be issued in exchange for the tendered Zero Debentures, (2) present certificates for the tendered Zero Debentures for transfer, and to transfer the tendered Zero Debentures on the books of Sunbeam, and (3) receive for the account of Sunbeam all benefits and otherwise exercise all rights of ownership of the tendered Zero Debentures, all in accordance with the terms and conditions of the Exchange Offer.

        I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Zero Debentures tendered by this Letter of Transmittal and that, when the tendered Zero Debentures are accepted for exchange, Sunbeam will acquire good, marketable and unencumbered title to the tendered Zero Debentures, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Zero Debentures are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Sunbeam or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Zero Debentures tendered by this Letter of Transmittal. I have read and I agree to all of the terms of the Exchange Offer.

        The name(s) and address(es) of the registered holder(s) - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Zero Debentures - of the Zero Debentures tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Zero Debentures. The certificate number(s) and the Zero Debentures that I wish to tender are indicated in the appropriate boxes above.

        Unless I have otherwise indicated by completing the box entitled "Special Issuance Instructions" above, I hereby direct that the Secured Notes and Sunbeam Common Stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Zero Debentures, that the Secured Notes and Sunbeam Common Stock be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the Secured Notes and Sunbeam Common Stock be delivered to the address shown below my signature.

        If I have (1) tendered any Zero Debentures that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Zero Debentures than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Zero Debentures that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Zero Debentures, that Zero Debentures that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Sunbeam's expense, promptly following the expiration or termination of the Exchange Offer.

        I understand that if I decide to tender Zero Debentures, and Sunbeam accepts the Zero Debentures for exchange, this will constitute a binding agreement between me and Sunbeam, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal.

        I also recognize that, under certain circumstances described in the Offering Circular under the caption "The Exchange Offer - Conditions to the Exchange Offer," Sunbeam may not be required to accept for exchange any Zero Debentures tendered by this Letter of Transmittal.

        By tendering Debentures and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I hereby release and waive any and all claims or causes of action of any kind whatsoever, whether known or unknown, that, directly or indirectly, arise out of, are based upon or are in any manner connected with my or my successors' and assigns' ownership or acquisition of the Zero Debentures, including any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, including without limitation any approval or acceptance given or denied, which occurred, existed, was taken, permitted or begun prior to the date of such release, in each case, that I, my successors and my assigns have or may have had against (i) Sunbeam, its subsidiaries, its affiliates and its stockholders, and (ii) the directors, officers, employees, attorneys, accountants, advisors, agents and representatives, in each case whether current or former, of Sunbeam, its subsidiaries, its affiliates and its stockholders, whether those claims arise under federal or state securities laws or otherwise.

        Sunbeam will not issue fractional shares of Sunbeam Common Stock in the Exchange Offer. Instead of receiving a fractional share of Sunbeam Common Stock, each Zero Debenture holder who would otherwise be entitled to a fractional share will receive a number of whole shares determined by rounding up or down to the nearest whole number. Similarly, Secured Notes to be issued in the Exchange Offer will be issued only in denominations of $1,000 principal amount at maturity and integral multiples thereof. Any tendering Zero Debenture holder who otherwise would be entitled to receive a Secured Note with a principal amount at maturity that is less than $1,000 or that is not an integral multiple of $1,000, will instead receive, at Sunbeam's election, cash (without interest) or shares of Sunbeam common stock (rounded up or down to the nearest whole number of shares), in each case, having a value equal to the principal amount at issuance of such "fractional" Secured Note. In the event that Sunbeam elects to issue shares of Sunbeam Common Stock in satisfaction of fractional Secured Notes, the number of shares you receive will be based on the average closing price of the Sunbeam Common Stock, as reported on the New York Stock Exchange, Inc. Composite Transactions Tape, for the ten trading days immediately preceding the date of issuance.

        All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Offering Circular, this tender is irrevocable.




                                 SIGN HERE
                       (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
    (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered holder(s) - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Zero Debentures - exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Zero Debentures tendered or on the register of holders maintained by Sunbeam, or (2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal - including any opinions of counsel, certifications and other information as may be required by Sunbeam for the Zero Debentures to comply with the restrictions on transfer, if any, applicable to the Zero Debentures. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.



______________________________________________________________________________
                  SIGNATURE(S) OF ZERO DEBENTURE HOLDER(S)


DATED:  ________________________________________________________________, 2000

NAME(S)_______________________________________________________________________

______________________________________________________________________________
                               (PLEASE PRINT)

CAPACITY______________________________________________________________________

ADDRESS_______________________________________________________________________

______________________________________________________________________________
                                                                 (ZIP CODE)
TAX IDENTIFICATION OR
SOCIAL SECURITY NO.___________________________________________________________
                                      (SEE INSTRUCTION 9)


AREA CODE AND TELEPHONE NO.___________________________________________________

______________________________________________________________________________
                          SIGNATURE(S) GUARANTEED
                      (SEE INSTRUCTION 2, IF REQUIRED)

ELIGIBLE GUARANTOR INSTITUTION________________________________________________

OFFICIAL SIGNATURE____________________________________________________________

DATED:__________________________________________________________________, 1999





            PAYOR'S NAME:             THE BANK OF NEW YORK

             SUBSTITUTE               PART 1 - PLEASE PROVIDE YOUR
              FORM W-9                TAXPAYER IDENTIFICATION NUMBER        TIN_______________________
                                      ("TIN") IN THE BOX AT RIGHT AND       (SOCIAL SECURITY NUMBER
                                      CERTIFY THAT IT IS CORRECT BY         OR EMPLOYER IDENTIFICATION
                                      SIGNING AND DATING BELOW.                    NUMBER)

     DEPARTMENT OF THE TREASURY       PART 2 - CHECK THE BOX IF YOU ARE NOT
      INTERNAL REVENUE SERVICE        SUBJECT TO BACKUP WITHHOLDING UNDER THE
                                      PROVISIONS OF SECTION 340(A)(1)(C) OF
                                      THE INTERNAL REVENUE CODE BECAUSE
                                      EITHER (1) YOU ARE EXEMPT FROM BACKUP
                                      WITHHOLDING, (2) YOU HAVE NOT BEEN
                                      NOTIFIED THAT YOU ARE SUBJECT TO
                                      BACKUP WITHHOLDING AS A RESULT OF
                                      FAILURE TO REPORT ALL INTEREST OR
                                      DIVIDENDS OR (3) THE INTERNAL REVENUE
                                      SERVICE HAS NOTIFIED YOU THAT YOU ARE
                                      NO LONGER SUBJECT TO BACKUP
                                      WITHHOLDING. |_|

    PAYOR'S REQUEST FOR TAXPAYER      CERTIFICATION - UNDER THE             PART 3
       IDENTIFICATION NUMBER          PENALTIES OF PERJURY,                               __
                                      I CERTIFY THAT THE INFORMATION        AWAITING TIN /_/
                                      PROVIDED ON THIS FORM IS TRUE,
                                      CORRECT AND COMPLETE.

                                      SIGNATURE_____________________

                                      DATE_____________________,1999




           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

____________________________________________      ___________________________
              Signature                               Date


CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS.

        THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

        PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.




                                INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You must complete this Letter of Transmittal if you are a holder of Zero Debentures - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Zero Debentures - and either (1) you wish to tender the certificates representing your Zero Debentures to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Zero Debentures by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Zero Debentures, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above on or prior to the expiration of the Exchange Offer: (1) certificates for the Zero Debentures, in proper form for transfer, or Book-Entry Confirmation of transfer of the Zero Debentures into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Zero Debentures tendered in the Exchange Offer must be in denominations of $1,000 principal amount at maturity and any integral multiple thereof.

        If you are a holder of the Zero Debentures and wish to tender your Zero Debentures, but (1) the certificates for Zero Debentures are not immediately available, (2) time will not permit your certificates for Zero Debentures or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Zero Debentures you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and
(3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered Zero Debentures, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Zero Debentures into the Exchange Agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

        THE METHOD OF DELIVERY OF CERTIFICATES FOR ZERO DEBENTURES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR DEBENTURES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. PLEASE SEND CERTIFICATES FOR ZERO DEBENTURES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT AT ONE OF THE ADDRESSES LISTED ABOVE. PLEASE DO NOT SEND THESE DOCUMENTS TO SUNBEAM.

        Sunbeam will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

        2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

        (a) this Letter of Transmittal is signed by the registered holder - which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Zero Debentures - of Zero Debentures tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

        (b) the Zero Debentures are tendered for the account of a firm that is an Eligible Guarantor Institution.

        In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

        An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

        o      Banks (as defined in Section 3(a) of the Federal Deposit
               Insurance Act);

        o Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange
               Act);

        o Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve Act);

        o National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and


        o Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

        3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Zero Debentures Tendered" is inadequate, the certificate number(s) and/or the principal amount at maturity of Zero Debentures and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

        4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Zero Debentures will be accepted only in denominations of $1,000 principal amount at maturity and integral multiples thereof. If you are tendering less than all of the Zero Debentures evidenced by any certificate you are submitting, please fill in the principal amount at maturity of Zero Debentures which are to be tendered in column 3 ("Principal Amount at Maturity of Zero Debentures Tendered") of the box entitled "Description of Zero Debentures Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions", new certificate(s) for the remainder of the Zero Debentures that were evidenced by your old certificate(s) will be sent to the registered holder of the Zero Debentures, promptly after the expiration of the Exchange Offer. All Zero Debentures represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Except as otherwise provided in this Letter of Transmittal, tenders of Zero Debentures may be withdrawn (i) at any time on or prior to the expiration of the Exchange Offer or (ii) from and after September 5, 2000 if we have not accepted the tendered Zero Debentures for exchange by that date. For a withdrawal pursuant to clause (i) to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Zero Debentures to be withdrawn, identify the Zero Debentures to be withdrawn, including the principal amount at maturity of the Zero Debentures, and, where certificates for Zero Debentures have been transmitted, specify the name in which the Zero Debentures are registered, if different from that of the withdrawing holder. If certificates for Zero Debentures have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Zero Debentures have been tendered using the procedure for book-entry transfer described in the Offering Circular under the caption "The Exchange Offer - Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Zero Debentures and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility - including time of receipt - of these notices will be determined by Sunbeam. Any such determination will be final and binding. Any Zero Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Zero Debentures which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non- acceptance of tender or termination of the Exchange Offer. In the case of Zero Debentures tendered using the procedure for book-entry transfer described in the Offering Circular under the caption "The Exchange Offer - Book-Entry Transfer," the Zero Debentures will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Zero Debentures may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Offering Circular under the caption "The Exchange Offer - Procedures for Tendering Zero Debentures."

        5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Zero Debentures tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Zero Debentures tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Zero Debentures are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

        When this Letter of Transmittal is signed by the registered holder(s) of the Zero Debentures listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless Secured Notes and/or shares of Sunbeam Common Stock are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

        If a person or persons other than the registered holder(s) of Zero Debentures signs the Letter of Transmittal, certificates for the Zero Debentures must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Zero Debentures and also must be accompanied by any opinions of counsel, certifications and other information as Sunbeam may require in accordance with the restrictions on transfer, if any, applicable to the Zero Debentures. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

        If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Zero Debentures or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

        6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Secured Notes and/or shares of Sunbeam Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Secured Notes and/or shares of Sunbeam Common Stock are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Zero Debentures not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

        7. IRREGULARITIES. All questions as to the validity, form, eligibility - including time of receipt - and acceptance of Zero Debentures tendered for exchange will be determined by Sunbeam in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Zero Debentures improperly tendered or to not accept any Zero Debentures, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Zero Debentures either before or after the expiration of the Exchange Offer - including the right to waive the ineligibility of any holder who seeks to tender Zero Debentures in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Zero Debentures either before or after the expiration of the Exchange Offer - including the terms and conditions of the Letter of Transmittal and the accompanying instructions - will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Zero Debentures for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Zero Debentures for exchange, nor will we have any liability for failure to give such notification.

        8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal or from MacKenzie Partners, Inc., the Information Agent for the Exchange Offer, at the address and telephone numbers set forth in the Offering Circular. Additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent, the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

        9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Zero Debentures are accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to Zero Debentures exchanged in the Exchange Offer may be subject to 31% backup withholding.

        The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

        The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Zero Debentures or of the last transferee appearing on the transfers attached to, or endorsed on, the Zero Debentures. If the Zero Debentures are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        Certain holders - including, among others, corporations, financial institutions and certain foreign persons - may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in
Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

        Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

        10. WAIVER OF CONDITIONS. Sunbeam's obligation to complete the Exchange Offer is subject to the conditions described in the Offering Circular under the caption "The Exchange Offer - Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

        11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Zero Debentures, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Zero Debentures for exchange.

        12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Zero Debentures have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

        13. TRANSFER TAXES. You will not be obligated to pay any transfer taxes in connection with the tender of Zero Debentures in the Exchange Offer unless you instruct us to register Secured Notes and/or shares of Sunbeam Common Stock in the name of, or request that Zero Debentures not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no certificates for Secured Notes or Sunbeam Common Stock will be issued until such evidence is received by the Exchange Agent.

        IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF ZERO DEBENTURES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.